UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

Vistaprint N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8 Venlo The Netherlands		5928 LW
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 31 77 850 7700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Vistaprint N.V. is filing this amendment to Current Report on Form 8-K/A for the purpose of including its presentation discussing its financial results for the second fiscal quarter ended December 31, 2012. The presentation is furnished as Exhibit 99.2 to this report.

On January 31, 2013, Vistaprint filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.

The information in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index attached to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2013	VISTAPRINT N.V.

	By:	/s/ Michael C. Greiner
Michael C. Greiner
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 31, 2013 entitled “Vistaprint Reports Second Quarter Fiscal Year 2013 Financial Results” was previously furnished as an exhibit to Vistaprint’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2013

99.2	Q2 Fiscal Year 2013 Earnings Presentation, Commentary & Financial Results Supplement dated January 31, 2013